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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 August 13, 2001


                             SURGE COMPONENTS, INC.
             (Exact name of registrant as specified in its charter)

 New York                               0-14188                  11-2602030
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
of Incorporation)                                            Identification No.)

                               95 E. Jefryn Blvd.
                            Deer Park, New York 11729

                         (Address of principal executive
                           offices including zip code)

                                 (631) 595-1818

                         (Registrant's telephone number,
                              including area code)


          (Former name or former address, if changed since last report)

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     Item 5.  Other Events.

            Attached hereto as Exhibit 99.1 is a copy of a press release dated August 13, 2001 which is hereby incorporated herein by reference.

     Item 7.  Financial Statements and Exhibits.

     (c)    Exhibits.

Exhibit No.   Description

99.1          Press Release issued by Surge Components, Inc. on August 13, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SURGE COMPONENTS, INC.
                                                 (Registrant)


Dated: August 13, 2001                         By: /s/ Ira Levy
                                                  ------------------------
                                                    Ira Levy, President


                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release of Surge Components, Inc. dated August 13, 2001.